Exhibit 10.6.3
Third Amendment to Lease Agreement
100 Carlson Road LLC
100 Carlson Road
Rochester, New York 14610
and
HarrisInteractive, Inc.
135 Corporate Woods
Rochester, New York 14623
For the purposes of modifying 1st Amendment to lease dated July 1, 1999 and 2nd Amendment to Lease dated August 1, 1999 of Lease Agreement dated July 1, 1998 with respect to space contained in Exhibits “H” and “J”, the parties hereby agree to the following”
1.	Option Period: Tenant hereby renews the 2nd option terms as contained in paragraphs seven (7) of the 1st and 2nd Amendments through October 31, 2004.

2.	Monthly Rental Agreement: Tenant shall receive a combined monthly rent credit of Two Thousand Six Hundred Thirty Six dollars and 67/100 ($2,636.67) commencing with the April 2003 Additional Monthly Rent remittance as contained in paragraphs six (6) of the 1st and 2nd Amendments. This combined monthly rent credit to continue for any or all 3rd through 5th option periods.
Dated this 29th day of March 2003

100 Carlson Road LLC HarrisInteractive, Inc.

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